                                                                  EXHIBIT 99(d)

                   WITCO CORPORATION AND SUBSIDIARY COMPANIES
                      COMPUTATION OF PER SHARE EARNINGS(a)

                                  (Unaudited)

                                                                           December 31,
                                                              --------------------------------------
                                                                 1994         1993          1992
                                                               ----------   ---------    ---------
                                                                (in thousands except per share data)
PRIMARY
Income from Continuing Operations                              $  94,420    $  25,132    $  38,340
Interest on convertible subordinated debentures (net of tax)       1,109        5,363        5,445
Dividend requirements of preferred stock                             (20)         (24)         (24)
                                                               ---------    ---------    ---------
        Total                                                     95,509       30,471       43,761
Income from Discontinued Operations--net of income taxes          12,647       (5,369)      15,525
Cumulative effect of accounting change                              --           --        (14,690)
                                                               ---------    ---------    ---------
Net Income                                                     $ 108,156    $  25,102    $  44,596
                                                               =========    =========    =========

Weighted average shares outstanding                               54,812       49,055       44,026
Assumed conversions:
    Convertible subordinated debentures                            1,266        5,500        5,500
    Stock options                                                    300          311          275
                                                               ---------    ---------    ---------
    Total                                                         56,378       54,866       49,801
                                                               =========    =========    =========

Per share amounts:

    Income from Continuing Operations                          $    1.70    $     .56    $     .88
    Income from Discontinued Operations--net of income taxes         .22         (.10)         .31
    Cumulative effect of accounting change                          --           --           (.29)
                                                               ---------    ---------    ---------
    Net Income                                                 $    1.92    $     .46    $     .90
                                                               =========    =========    =========

FULLY DILUTED

Income from Continuing Operations                              $  94,420    $  25,132    $  38,340
Interest on dilutive debentures (net of tax)                       1,109        5,366        5,450
                                                               ---------    ---------    ---------
        Total                                                     95,529       30,498       43,790
Income from Discontinued Operations - net of income taxes         12,647       (5,369)      15,525
Cumulative effect of accounting change                              --           --        (14,690)
                                                               ---------    ---------    ---------
Net Income                                                     $ 108,176    $  25,129    $  44,625
                                                               =========    =========    =========

Weighted average shares outstanding                               54,812       49,055       44,026
Assumed conversions:
    Convertible subordinated debentures                            1,266        5,519        5,526
    Stock options                                                    300          465          392
    Preferred stock                                                  129          149          156
                                                               ---------    ---------    ---------
    Total                                                         56,507       55,188       50,100
                                                               =========    =========    =========

Per share amounts:

    Income from Continuing Operations                          $    1.69    $     .56    $     .87
    Income from Discontinued Operations--net of income taxes         .22         (.10)         .31
    Cumulative effect of accounting change                          --           --           (.29)
                                                               ---------    ---------    ---------
    Net Income                                                 $    1.91    $     .46    $     .89
                                                               =========    =========    =========
(a) Amounts  differ from  previously reported amounts due to the presentation of the Lubricants Group as a discontinued operation.

                                 Page 60 of 61
                           Exhibit Index is on page 4